SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported). June 19, 2001.

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                                INNOVO GROUP INC.

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            (Exact name of registrant as specified in its charter)


     Delaware           	5199			      11-2928178
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    (State or other    (Primary Standard Industrial    (IRS Employer
    Jurisdiction of     Classification Code Number)     Identification No.)
    Incorporation)


                        2633 Kingston Pike, Suite 100
                           Knoxville, TN  37919

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    (Address of principal executive offices)         (Zip Code)

     Registrant's telephone number, including area code: (865) 546-1110

                                    N/A

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       (Former Name or Former Address, if Changed Since Last Report)



Item 2.   Acquisition or Disposition of Assets

On May 25, 2001, Innovo Group Inc. (the "Company" or "Innovo") sold the Company's Good Deal Mall property located in Lake Worth, FL for gross proceeds of $1,175,000 to an outside third party. After extinguishment of $657,000 of debt associated with the property, paying sales commissions, closing fees and property taxes, the Company will recognize a small book gain on the sale of the property. The Good Deal Mall was originally established by the Company to serve as a retail outlet for the Company's products. Neither the property nor the retail concept, however, is consistent with the Company's new business model which is focused on the Company's sales and marketing strengths and its cost efficient outsourcing operational structure.









                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         INNOVO GROUP INC.

Dated: June 19, 2001	           By:   /s/ Jay Furrow
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                                         Name: Jay Furrow
                                         Title:   President and
                                                  Acting Chief
                                                  Financial Officer